Prudential Investment Portfolios 12
Prudential QMA Long-Short Equity Fund (the “Fund”)

Supplement dated June 10, 2016 to the Currently Effective Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”)

Effective as of July 1, 2016, the Fund’s existing contractual cap on Fund expenses, the Fund’s contractual management fee rate and the Fund’s subadvisory fee rate will be lowered. To reflect these changes, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows, effective as of July 1, 2016:

1.	In the Summary Prospectus and Prospectus section entitled Fund Summary — Fund Fees and Expenses, the “Annual Fund Operating Expenses” table is deleted and replaced with the following new table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z
Management fees	1.15%	1.15%	1.15%
+ Distribution and service (12b-1) fees	0.30%	1.00%	None
+ Other expenses	0.30%	0.30%	0.30%
+ Dividend and interest expenses on short sales	0.69%	0.69%	0.69%
= Total annual Fund operating expenses	2.44%	3.14%	2.14%
– Fee waiver and/or expense reimbursement	(0.25)%	(0.20)%	(0.20)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	2.19%	2.94%	1.94%
(1)	The manager of the Fund has contractually agreed through July 31, 2017 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, taxes, brokerage, dividend and interest expenses related to short sales, extraordinary and certain other expenses) of each class of shares of the Fund to 1.25% of the Fund’s average daily net assets. This expense cap may not be terminated prior to July 31, 2017 without the prior approval of the Fund’s Board of Trustees. Separately, the distributor of the Fund has contractually agreed through July 31, 2017 to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of the Class A shares. This waiver may not be terminated prior to July 31, 2017 without the prior approval of the Fund’s Board of Trustees.

2.	In the Summary Prospectus and Prospectus section entitled Fund Summary — Fund Fees and Expenses — Example, the table is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$760	$1,246	$1,758	$3,156	$760	$1,246	$1,758	$3,156
Class C	$397	$950	$1,627	$3,434	$297	$950	$1,627	$3,434
Class Z	$197	$651	$1,131	$2,457	$197	$651	$1,131	$2,457

3.	In the Prospectus section entitled How the Fund is Managed — Manager, the following is added to the end of the first paragraph:

Effective July 1, 2016, the contractual management fee rate will be reduced to 1.15 % on the Fund’s average daily net assets up to and including $5 billion; and 1.13% on average daily net assets over $5 billion.

LR862

4.	In Part I of the SAI, in the section entitled Management & Advisory Arrangements — Manager, the last sentence before the table is deleted and replaced with the following:

Prior to July 1, 2016, the Fund’s management fee rate was: 1.40% of average net daily assets.

Effective July 1, 2016, the Fund’s management fee rate changed. The management fee rate effective as of July 1, 2016 is set out below:

1.15% on average daily net assets up to and including $5 billion;

1.13% on average daily net assets over $5 billion.

5.	In Part I of the SAI, in the section entitled Management & Advisory Arrangements — Subadvisory Arrangements, the last sentence before the table is deleted and replaced with the following:

Prior to July 1, 2016, the subadvisory fee rate for the Fund was 0.70% of average net daily assets.

Effective July 1, 2016, the Fund’s subadvisory fee rate changed. The subadvisory fee rate effective as of July 1, 2016 is set out below:

0.62% on average daily net assets up to and including $1 billion;

0.60% on average daily net assets over $1 billion.

LR862